UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2006
                                                          --------------

                        MONADNOCK COMMUNITY BANCORP, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Federal                         000-50810                 42-1634975
-----------------------------     -----------------------    -------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
  of Incorporation)                                          Identification No.)


One Jaffrey Road, Peterborough, NH                                   03458
----------------------------------                                   -----
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (603) 924-9654
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
--------------------------------------------------------------------------------

The Board of Directors of Monadnock Community Bancorp, Inc. (the "Company") approved an amendment to Article II, Section 2 of the Company's bylaws to state that the annual meeting of stockholders shall be held within 181 days after the end of the Company's fiscal year. This amendment will be effective as of the date of approval by the Office of Thrift Supervision. The Amended and Restated Bylaws, following the proposed amendment, are included herein as Exhibit 3.2.


Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

(a) Financial Statements of Businesses Acquired: None

(b) Pro Forma Financial Information: None

(c) Shell Company Transactions: None

(d) Exhibits:

    Exhibit 3.2: The Amended and Restated Bylaws of Monadnock Community Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                MONADNOCK COMMUNITY BANCORP, INC.


DATE:  April 28, 2006           By: /s/ William M. Pierce, Jr.
                                    -------------------------------------
                                    William M. Pierce, Jr.
                                    President and Chief Executive Officer